
PROVIDENT BANKSHARES CORPORATION AND SUBSIDIARIES
ASSET QUALITY DETAIL
                                                                   December 31,          December 31,          September 30,
(dollars in thousands)                                                 2004                  2003                   2004
                                                                 -----------------     ------------------      ---------------
LOAN PORTFOLIO:
Originated residential mortgage                                  $        100,909      $          78,164       $      110,078
Home equity                                                               705,126                505,465              652,764
Acquired residential mortgage                                             560,040                611,157              607,637
Marine                                                                    436,262                464,474              444,510
Other                                                                      42,121                 49,721               47,940
                                                                 -----------------     ------------------      ---------------
Total consumer                                                          1,844,458              1,708,981            1,862,929

Commercial mortgage                                                       483,636                318,436              480,349
Residential real estate construction                                      242,246                161,932              231,052
Commercial real estate construction                                       279,347                208,594              267,307
Commercial business                                                       710,193                386,603              678,629
                                                                 -----------------     ------------------      ---------------
     Total loans                                                 $      3,559,880      $       2,784,546       $    3,520,266
                                                                 =================     ==================      ===============
NON-PERFORMING ASSETS:
Originated residential mortgage                                  $          1,934      $           2,560       $        2,059
Home equity                                                                   103                     40                  122
Acquired residential mortgage                                               8,393                 16,401                8,667
Other consumer                                                                147                     96                  166
Commercial mortgage                                                         1,612                      -                    -
Residential real estate construction                                            -                    135                  131
Commercial real estate construction                                         1,063                      -                2,972
Commercial business                                                        12,461                  3,085               13,323
                                                                 -----------------     ------------------      ---------------
Total non-accrual loans                                                    25,713                 22,317               27,440
Total renegotiated loans                                                        -                      -                    -
                                                                 -----------------     ------------------      ---------------
   Total non-performing loans                                              25,713                 22,317               27,440
Total other assets and real estate owned                                    1,616                  3,243                2,000
                                                                 -----------------     ------------------      ---------------
   Total non-performing assets                                   $         27,329      $          25,560       $       29,440
                                                                 =================     ==================      ===============
90-DAY DELINQUENCIES:
Originated residential mortgage                                  $          5,442      $           4,669       $        4,604
Home equity                                                                   126                                          38
Acquired residential mortgage                                               3,655                  4,181                2,701
Other consumer                                                              1,108                    498                  431
Commercial mortgage                                                             -                                         191
Residential real estate construction                                            -                                           -
Commercial real estate construction                                             -                                           -
Commercial business                                                         1,883                    544                1,688
                                                                 -----------------     ------------------      ---------------
   Total 90-day delinquencies                                    $         12,214      $           9,892       $        9,653
                                                                 =================     ==================      ===============
Asset Quality Ratios:
Non-performing loans to loans                                               0.72%                  0.80%                0.78%
Non-performing assets to loans                                              0.77%                  0.92%                0.84%
Allowance for loan losses to loans                                          1.30%                  1.28%                1.34%
Net charge-offs in quarter to average loans                                 0.28%                  0.26%                0.30%
Allowance for loan losses to non-performing loans                         179.56%                159.25%              171.91%

                                                                                                                 Three Months
                                                                     Three Months Ended December 31,           Ended September 30,
                                                                 ----------------------------------------
ANALYSIS OF ALLOWANCE FOR LOAN LOSSES:                                 2004                  2003                   2004
                                                                 -----------------     ------------------      ---------------
Balance at beginning of period                                   $         47,171       $         35,006       $       47,687
Provision for loan losses                                                   1,505                  2,341                2,107
Allowance from acquired bank                                                    -                      -                    -
Less loans charged-off, net of recoveries:
  Originated residential mortgage                                               4                     12                   16
  Home equity                                                                  21                                           2
  Acquired residential mortgage                                               474                    993                1,023
  Other consumer                                                              565                    498                  405
  Commercial mortgage                                                                                                       -
  Residential real estate construction                                                                                      -
  Commercial real estate construction                                                                                       -
  Commercial real estate construction                                         522                                         191
  Commercial business                                                         921                    305                  986
                                                                 -----------------     ------------------      ---------------
   Net charge-offs                                                          2,507                  1,808                2,623
                                                                 -----------------     ------------------      ---------------
Balance at end of period                                         $         46,169       $         35,539       $       47,171
                                                                 =================     ==================      ===============


PROVIDENT BANKSHARES CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENT OF INCOME
                                                                  Three Months Ended             Twelve Months Ended
                                                                     December 31                    December 31
                                                           ------------------------------   -------------------------------
(dollars in thousands, except per share data)                  2004             2003            2004             2003
                                                           -------------    -------------   --------------   --------------
INTEREST INCOME:
Loans, including fees                                      $     49,094     $     37,331    $     177,961    $     147,865
Investment securities                                            24,547           21,998           93,598           90,727
Tax-advantaged loans and securities                                 324              356            1,321            1,502
Short-term investments                                               22                5              151               25
                                                           -------------    -------------   --------------   --------------
Total interest income                                            73,987           59,690          273,031          240,119
                                                           -------------    -------------   --------------   --------------
INTEREST EXPENSE:
Deposits                                                          9,200            9,298           36,953           47,550
Short-term borrowings                                             3,807            1,445            9,037            4,957
Long-term debt                                                   10,009           10,530           41,686           38,732
                                                           -------------    -------------   --------------   --------------
Total interest expense                                           23,016           21,273           87,676           91,239
                                                           -------------    -------------   --------------   --------------
Net interest income                                              50,971           38,417          185,355          148,880
Less provision for loan losses                                    1,505            2,341            7,534           11,122
                                                           -------------    -------------   --------------   --------------
Net interest income, after provision for loan losses             49,466           36,076          177,821          137,758
                                                           -------------    -------------   --------------   --------------
NON-INTEREST INCOME:
Service charges on deposit accounts                              20,702           19,966           81,885           75,984
Commissions and fees                                              1,099              962            4,584            4,507
Net gains (losses)                                                  824              520           (5,773)          (4,379)
Other non-interest income                                         4,298            3,351           14,371           12,261
                                                           -------------    -------------   --------------   --------------
Total non-interest income                                        26,923           24,799           95,067           88,373
                                                           -------------    -------------   --------------   --------------
NON-INTEREST EXPENSE:
Salaries and employee benefits                                   24,282           21,351           90,024           79,354
Occupancy expense, net                                            5,436            3,920           18,871           15,730
Furniture and equipment expense                                   3,183            3,031           13,295           11,840
External processing fees                                          5,489            5,300           22,763           21,201
Merger expenses                                                     275                -            3,541                -
Other non-interest expense                                       10,286            5,799           35,234           29,136
                                                           -------------    -------------   --------------   --------------
Total non-interest expense                                       48,951           39,401          183,728          157,261
                                                           -------------    -------------   --------------   --------------
Income before income taxes                                       27,438           21,474           89,160           68,870
Income tax expense                                                8,540            7,307           28,835           17,415
                                                           -------------    -------------   --------------   --------------
Net income                                                 $     18,898     $     14,167    $      60,325    $      51,455
                                                           =============    =============   ==============   ==============

NET INCOME PER SHARE AMOUNTS:
Basic                                                            $ 0.57     $       0.58    $        1.99    $        2.10
Diluted                                                            0.56             0.56             1.95             2.05



PROVIDENT BANKSHARES CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENT OF CONDITION

                                                                             December 31,     December 31,
(dollars in thousands, except share amounts)                                    2004             2003
                                                                            --------------   --------------
ASSETS:
  Cash and due from banks                                                   $     124,664    $     127,048
  Short-term investments                                                            9,658            1,137
  Mortgage loans held for sale                                                      6,520            5,016
  Securities available for sale                                                 2,186,395        2,086,510
  Securities held to maturity                                                     114,671                -
  Loans                                                                         3,559,880        2,784,546
  Less allowance for loan losses                                                   46,169           35,539
                                                                            --------------   --------------
     Net loans                                                                  3,513,711        2,749,007
                                                                            --------------   --------------
  Premises and equipment, net                                                      63,413           49,575
  Accrued interest receivable                                                      28,669           25,413
  Goodwill                                                                        259,574            7,692
  Intangible assets                                                                12,649            1,240
  Other assets                                                                    252,236          155,210
                                                                            --------------   --------------
Total assets                                                                $   6,572,160    $   5,207,848
                                                                            ==============   ==============
LIABILITIES:
Deposits:
  Noninterest-bearing                                                       $     811,917    $     579,058
  Interest-bearing                                                              2,970,083        2,500,491
                                                                            --------------   --------------
     Total deposits                                                             3,782,000        3,079,549
                                                                            --------------   --------------
  Short-term borrowings                                                           917,893          627,861
  Long-term debt                                                                1,205,548        1,153,301
  Accrued expenses and other liabilities                                           49,280           22,372
                                                                            --------------   --------------
     Total liabilities                                                          5,954,721        4,883,083
                                                                            --------------   --------------
STOCKHOLDERS' EQUITY:
Common stock (par value $1.00) authorized 100,000,000 shares; issued 40,870,602 and 32,213,590 shares at December 31,
  2004 and December 31, 2003, respectively                                         40,871           32,214
Additional paid-in capital                                                        552,671          298,928
Retained earnings                                                                 182,414          153,545
Net accumulated other comprehensive income (loss)                                    (964)          (6,589)
Treasury stock at cost - 7,768,217 and 7,651,317
  shares at December 31, 2004 and December 31, 2003,
  respectively                                                                   (157,553)        (153,333)
                                                                            --------------   --------------
     Total stockholders' equity                                                   617,439          324,765
                                                                            --------------   --------------
Total liabilities and stockholders' equity                                  $   6,572,160    $   5,207,848
                                                                            ==============   ==============


PROVIDENT BANKSHARES CORPORATION
CONSOLIDATED AVERAGE BALANCES AND
ANALYSIS OF CHANGES IN TAX EQUIVALENT
NET INTEREST INCOME
                                           -----------------------------------------------------------------------------
                                                    Twelve Months Ended                    Twelve Months Ended
                                                     December 31, 2004                      December 31, 2003
                                           -----------------------------------------------------------------------------
(dollars in thousands)                        Average       Income/     Yield/       Average       Income/     Yield/
(tax-equivalent basis)                        Balance       Expense      Rate        Balance       Expense      Rate
                                           --------------  -----------  --------  -------------  -----------  ---------
ASSETS:
Interest-earning assets:
Originated residential                     $     101,432   $    6,665     6.57 %  $     115,725   $    8,753     7.56 %
Home equity                                      599,515       28,631     4.78          420,584       21,393     5.09
Acquired residential                             612,216       36,550     5.97          554,885       35,569     6.41
Marine                                           448,833       23,206     5.17          446,083       25,035     5.61
Other consumer                                    47,021        3,603     7.66           62,380        4,887     7.83
Commercial mortgage                              428,038       23,832     5.57          280,866       16,484     5.87
Residential construction                         208,467       10,671     5.12          147,359        7,307     4.96
Commercial construction                          255,845       11,066     4.33          200,160        7,567     3.78
Commercial business                              584,707       34,270     5.86          368,260       21,169     5.75
                                           --------------  -----------            --------------  -----------
   Total loans                                 3,286,074      178,494     5.43        2,596,302      148,164     5.71
                                           --------------  -----------            --------------  -----------
Loans held for sale                                6,330          382     6.03            9,909          562     5.67
Short-term investments                             9,195          151     1.64            2,506           25     1.00
Taxable investment securities                  2,169,027       93,598     4.32        2,031,838       90,727     4.47
Tax-advantaged investment securities              16,097        1,184     7.36           18,936        1,315     6.94
                                           --------------  -----------            --------------  -----------
    Total investment securities                2,185,124       94,782     4.34        2,050,774       92,042     4.49
                                           --------------  -----------            --------------  -----------
    Total interest-earning assets              5,486,723      273,809     4.99        4,659,491      240,793     5.17
                                           --------------  -----------            --------------  -----------
Less: allowance for loan losses                  (43,506)                               (33,739)

Cash and due from banks                          133,543                                112,858
Other assets                                     475,532                                253,165
                                           --------------                         --------------
Total assets                               $   6,052,292                          $  $4,991,775
                                           ==============                         ==============
LIABILITIES AND STOCKHOLDERS' EQUITY:
Interest-bearing liabilities:
Demand/money market deposits               $   1,064,881        6,618     0.62    $   $ 882,316        6,584     0.75
Savings deposits                                 750,587        2,188     0.29          700,188        3,289     0.47
Direct Time deposits                             798,303       16,010     2.01          709,184       18,094     2.55
Brokered Time deposits                           311,865       12,137     3.89          317,632       19,583     6.17
Short-term borrowings                            711,751        9,037     1.27          495,571        4,957     1.00
Long-term debt                                 1,145,766       41,686     3.64        1,020,090       38,732     3.80
                                           --------------  -----------            --------------  -----------
  Total interest-bearing liabilities           4,783,153       87,676     1.83        4,124,981       91,239     2.21
                                           --------------  -----------            --------------  -----------
Noninterest-bearing demand deposits              730,889                                533,724
Other liabilities                                 24,298                                 20,699
Stockholders' equity                             513,952                                312,371
                                           --------------                         --------------
Total liabilities and stockholders' equity $   6,052,292                          $  $4,991,775
                                           ==============                         ==============
Net interest-earning assets                $     703,570                          $   $ 534,510
                                           ==============                         ==============
Net interest income (tax-equivalent)                          186,133                                149,554
Less: tax-equivalent adjustment                                  (778)                                  (674)
                                                           -----------                            -----------
Net interest income                                        $  185,355                             $  148,880
                                                           ===========                            ===========
Net yield on interest-earning assets                                      3.39 %                                 3.21 %

                                                                                                          -------------------------
                                                                                                                  2004/2003
                                                 ---------------------------------------------------       Income/Expense Variance
                                                            2004/2003 Increase/(Decrease)                      Due to Change In
                                                 ---------------------------------------------------      -------------------------
(dollars in thousands)                              Average        %          Income/        %               Average      Average
(tax-equivalent basis)                              Balance      Change       Expense     Change              Rate        Volume
                                                 -------------- ---------   ------------ -----------      ------------  -----------
ASSETS:
Interest-earning assets:
Originated residential                           $     (14,293)    (12.4)%  $    (2,088)     (23.9)%      $    (1,076)   $  (1,012)
Home equity                                            178,931      42.5          7,238       33.8             (1,377)       8,615
Acquired residential                                    57,331      10.3            981        2.8             (2,543)       3,524
Marine                                                   2,750       0.6         (1,829)      (7.3)            (1,982)         153
Other consumer                                         (15,359)    (24.6)        (1,284)     (26.3)              (105)      (1,179)
Commercial mortgage                                    147,172      52.4          7,348       44.6               (886)       8,234
Residential construction                                61,108      41.5          3,364       46.0                243        3,121
Commercial construction                                 55,685      27.8          3,499       46.2              1,194        2,305
Commercial business                                    216,447      58.8         13,101       61.9                423       12,678
                                                 --------------             ------------
  Total loans                                          689,772      26.6         30,330       20.5
                                                 --------------             ------------
Loans held for sale                                     (3,579)    (36.1)          (180)     (32.0)                34         (214)
Short-term investments                                   6,689     266.9            126      504.0                 24          102
Taxable investment securities                          137,189       6.8          2,871        3.2             (3,117)       5,988
Tax-advantaged investment securities                    (2,839)    (15.0)          (131)     (10.0)                75         (206)
                                                 --------------             ------------
    Total investment securities                        134,350       6.6          2,740        3.0
                                                 --------------             ------------
    Total interest-earning assets                      827,232      17.8         33,016       13.7             (8,504)      41,520
                                                 --------------             ------------
Less: allowance for loan losses                         (9,767)     28.9
Cash and due from banks                                 20,685      18.3
Other assets                                           222,367      87.8
                                                 --------------
Total assets                                     $   1,060,517      21.2
                                                 ==============

LIABILITIES AND STOCKHOLDERS' EQUITY:
Interest-bearing liabilities:
Demand/money market deposits                     $     182,565      20.7             34        0.5             (1,202)       1,236
Savings deposits                                        50,399       7.2         (1,101)     (33.5)            (1,324)         223
Direct Time deposits                                    89,119      12.6         (2,084)     (11.5)            (4,178)       2,094
Brokered Time deposits                                  (5,767)     (1.8)        (7,446)     (38.0)            (7,096)        (350)
Short-term borrowings                                  216,180      43.6          4,080       82.3              1,558        2,522
Long-term debt                                         125,676      12.3          2,954        7.6             (1,669)       4,623
                                                 --------------             ------------
  Total interest-bearing liabilities                   658,172      16.0         (3,563)      (3.9)           (16,918)      13,355
                                                 --------------             ------------
Noninterest-bearing demand deposits                    197,165      36.9
Other liabilities                                        3,599      17.4
Stockholders' equity                                   201,581      64.5
                                                 --------------
Total liabilities and stockholders' equity       $   1,060,517      21.2
                                                 ==============
Net interest-earning assets                      $     169,060      31.6
                                                 ==============
Net interest income (tax-equivalent)                                             36,579       24.5        $     8,414    $  28,165
Less: tax-equivalent adjustment                                                    (104)      15.4
                                                                            ------------
Net interest income                                                         $    36,475       24.5
                                                                            ============
Net yield on interest-earning assets


PROVIDENT BANKSHARES CORPORATION
CONSOLIDATED AVERAGE BALANCES AND
ANALYSIS OF CHANGES IN TAX EQUIVALENT
NET INTEREST INCOME

                                           -----------------------------------------------------------------------------
                                                     Three Months Ended                    Three Months Ended
                                                     December 31, 2004                     December 31, 2003
                                           -----------------------------------------------------------------------------
(dollars in thousands)                        Average       Income/     Yield/       Average       Income/     Yield/
(tax-equivalent basis)                        Balance       Expense      Rate        Balance       Expense      Rate
                                           --------------  -----------  -------   -------------  -----------  ----------
ASSETS:
Interest-earning assets:
Originated residential                     $     106,578   $    1,566     5.85 %  $      83,645   $    1,406     6.67 %
Home equity                                      676,169        8,494     5.00          485,931        5,943     4.85
Acquired residential                             582,867        8,928     6.09          604,373        9,505     6.24
Marine                                           438,806        5,710     5.18          459,876        6,203     5.35
Other consumer                                    43,807          855     7.76           51,956          998     7.62
Commercial mortgage                              478,594        6,913     5.75          317,011        4,398     5.50
Residential construction                         237,627        3,443     5.76          167,901        2,030     4.80
Commercial construction                          276,363        3,543     5.10          200,361        1,888     3.74
Commercial business                              663,491        9,752     5.85          360,408        5,056     5.57
                                           --------------  -----------            --------------  -----------
  Total loans                                  3,504,302       49,204     5.59        2,731,462       37,427     5.44
                                           --------------  -----------            --------------  -----------
Loans held for sale                                7,686          119     6.16            7,193          104     5.74
Short-term investments                             7,821           22     1.12            1,750            5     1.13
Taxable investment securities                  2,231,194       24,547     4.38        2,010,723       21,998     4.34
Tax-advantaged investment securities              14,685          282     7.64           17,967          314     6.93
                                           --------------  -----------            --------------  -----------
    Total investment securities                2,245,879       24,829     4.40        2,028,690       22,312     4.36
                                           --------------  -----------            --------------  -----------
    Total interest-earning assets              5,765,688       74,174     5.12        4,769,095       59,848     4.98
                                           --------------  -----------            --------------  -----------
Less: allowance for loan losses                  (46,808)                               (34,943)

Cash and due from banks                          131,601                                118,259
Other assets                                     602,443                                244,791
                                           --------------                         --------------
   Total assets                            $   6,452,924                          $   5,097,202
                                           ==============                         ==============
LIABILITIES AND STOCKHOLDERS' EQUITY:
Interest-bearing liabilities:
Demand/money market deposits               $   1,060,681        1,653     0.62    $     903,642        1,390     0.61
Savings deposits                                 750,008          543     0.29          704,654          552     0.31
Direct time deposits                             806,415        4,371     2.16          666,647        3,633     2.16
Brokered time deposits                           349,272        2,633     3.00          235,371        3,723     6.28
Short-term borrowings                            876,522        3,807     1.73          632,359        1,445     0.91
Long-term debt                                 1,168,040       10,009     3.41        1,062,403       10,530     3.93
                                           --------------  -----------            --------------  -----------
  Total interest-bearing liabilities           5,010,938       23,016     1.83        4,205,076       21,273     2.01
                                           --------------  -----------            --------------  -----------
Noninterest-bearing demand deposits              804,657                                550,496
Other liabilities                                 24,110                                 20,381
Stockholders' equity                             613,219                                321,249
                                           --------------
   Total liabilities and stockholders'
    equity                                 $   6,452,924                          $   5,097,202
                                           ==============                         ==============
Net interest-earning assets                $     754,750                          $     564,019
                                           ==============                         ==============
Net interest income (tax-equivalent)                           51,158                                 38,575
Less: tax-equivalent adjustment                                  (187)                                  (158)
                                                           -----------                            -----------
Net interest income                                        $   50,971                             $   38,417
                                                           ===========                            ===========
Net yield on interest-earning assets                                      3.53 %                                 3.21 %



PROVIDENT BANKSHARES CORPORATION
CONSOLIDATED AVERAGE BALANCES AND
ANALYSIS OF CHANGES IN TAX EQUIVALENT
NET INTEREST INCOME
                                                                                                  -----------------------------
                                                                                                            2004/2003
                                           -----------------------------------------------------      Income/Expense Variance
                                                       2004/2003 Increase/(Decrease)                     Due to Change In
                                           -----------------------------------------------------   -----------------------------
(dollars in thousands)                        Average        %          Income/        %              Average        Average
(tax-equivalent basis)                        Balance      Change       Expense     Change             Rate          Volume
                                           -------------- ---------   ------------ -------------   -------------- --------------
ASSETS:
Interest-earning assets:
Originated residential                     $      22,933      27.4 %  $       160       11.4 %      $     (189)    $      349
Home equity                                      190,238      39.1          2,551       42.9               181          2,370
Acquired residential                             (21,506)     (3.6)          (577)      (6.1)             (229)          (348)
Marine                                           (21,070)     (4.6)          (493)      (7.9)             (205)          (288)
Other consumer                                    (8,149)    (15.7)          (143)     (14.3)               18           (161)
Commercial mortgage                              161,583      51.0          2,515       57.2               200          2,315
Residential construction                          69,726      41.5          1,413       69.6               462            951
Commercial construction                           76,002      37.9          1,655       87.7               811            844
Commercial business                              303,083      84.1          4,696       92.9               267          4,429
                                           --------------             ------------
   Total loans                                   772,840      28.3         11,777       31.5
                                           --------------             ------------
Loans held for sale                                  493       6.9             15       14.4                 8              7
Short-term investments                             6,071     346.9             17      340.0                 -             17
Taxable investment securities                    220,471      11.0          2,549       11.6               181          2,368
Tax-advantaged investment securities              (3,282)    (18.3)           (32)     (10.2)               30            (62)
                                           --------------             ------------
    Total investment securities                  217,189      10.7          2,517       11.3
                                           --------------             ------------
    Total interest-earning assets                996,593      20.9         14,326       23.9             1,690         12,636
                                           --------------             ------------
Less: allowance for loan losses                  (11,865)     34.0
Cash and due from banks                           13,342      11.3
Other assets                                     357,652     146.1
                                           --------------
   Total assets                            $   1,355,722      26.6
                                           ==============
LIABILITIES AND STOCKHOLDERS' EQUITY:
Interest-bearing liabilities:
Demand/money market deposits               $     157,039      17.4            263       18.9                22            241
Savings deposits                                  45,354       6.4             (9)      (1.6)              (42)            33
Direct time deposits                             139,768      21.0            738       20.3               (10)           748
Brokered time deposits                           113,901      48.4         (1,090)     (29.3)           (2,431)         1,341
Short-term borrowings                            244,163      38.6          2,362      163.5             1,656            706
Long-term debt                                   105,637       9.9           (521)      (4.9)           (1,493)           972
                                           --------------             ------------
  Total interest-bearing liabilities             805,862      19.2          1,743        8.2            (2,035)         3,778
                                           --------------             ------------
Noninterest-bearing demand deposits              254,161      46.2
Other liabilities                                  3,729      18.3
Stockholders' equity                             291,970      90.9
                                           --------------
   Total liabilities and stockholders'
     equity                                $   1,355,722      26.6
                                           ==============
Net interest-earning assets                $     190,731      33.8
                                           ==============
Net interest income (tax-equivalent)                                       12,583       32.6        $    3,725     $    8,858
Less: tax-equivalent adjustment                                               (29)      18.4
                                                                      ------------
Net interest income                                                   $    12,554       32.7
                                                                      ============
Net yield on interest-earning assets



PROVIDENT BANKSHARES CORPORATION
CONSOLIDATED AVERAGE BALANCES AND
ANALYSIS OF CHANGES IN TAX EQUIVALENT
NET INTEREST INCOME
                                           -----------------------------------------------------------------------------
                                                    Three Months Ended                     Three Months Ended
                                                    December 31, 2004                      September 30, 2004
                                           -----------------------------------------------------------------------------
(dollars in thousands)                        Average       Income/     Yield/       Average       Income/     Yield/
(tax-equivalent basis)                        Balance       Expense      Rate        Balance       Expense      Rate
                                           --------------  ---------- ---------   ------------   -----------  ----------
ASSETS:
Interest-earning assets:
Originated residential                     $     106,578   $    1,566     5.85 %  $     115,848   $    1,879     6.45 %
Home equity                                      676,169        8,494     5.00          628,990        7,492     4.74
Acquired residential                             582,867        8,928     6.09          636,838        9,730     6.08
Marine                                           438,806        5,710     5.18          442,846        5,767     5.18
Other consumer                                    43,807          855     7.76           50,723          961     7.54
Commercial mortgage                              478,594        6,913     5.75          481,197        6,953     5.75
Residential construction                         237,627        3,443     5.76          221,051        2,960     5.33
Commercial construction                          276,363        3,543     5.10          270,890        3,182     4.67
Commercial business                              663,491        9,752     5.85          682,948        9,483     5.52
                                           --------------  -----------            --------------  -----------
    Total loans                                3,504,302       49,204     5.59        3,531,331       48,407     5.45
                                           --------------  -----------            --------------  -----------
Loans held for sale                                7,686          119     6.16            5,832           90     6.14
Short-term investments                             7,821           22     1.12           11,045           79     2.85
Taxable investment securities                  2,231,194       24,547     4.38        2,160,363       23,646     4.35
Tax-advantaged investment securities              14,685          282     7.64           16,407          291     7.06
                                           --------------  -----------            --------------  -----------
    Total investment securities                2,245,879       24,829     4.40        2,176,770       23,937     4.37
                                           --------------  -----------            --------------  -----------
    Total interest-earning assets              5,765,688       74,174     5.12        5,724,978       72,513     5.04
                                           --------------  -----------            --------------  -----------
Less: allowance for loan losses                  (46,808)                               (47,460)

Cash and due from banks                          131,601                                142,175
Other assets                                     602,443                                583,571
                                           --------------                         --------------
   Total assets                            $   6,452,924                          $   6,403,264
                                           ==============                         ==============
LIABILITIES AND STOCKHOLDERS' EQUITY:
Interest-bearing liabilities:
Demand/money market deposits               $   1,060,681        1,653     0.62    $   1,173,609        1,913     0.65
Savings deposits                                 750,008          543     0.29          765,647          562     0.29
Direct time deposits                             806,415        4,371     2.16          882,833        4,376     1.97
Brokered time deposits                           349,272        2,633     3.00          340,209        2,744     3.21
Short-term borrowings                            876,522        3,807     1.73          709,426        2,287     1.28
Long-term debt                                 1,168,040       10,009     3.41        1,108,085       10,128     3.64
                                           --------------  -----------            --------------  -----------
  Total interest-bearing liabilities           5,010,938       23,016     1.83        4,979,809       22,010     1.76
                                           --------------  -----------            --------------  -----------
Noninterest-bearing demand deposits              804,657                                797,625
Other liabilities                                 24,110                                 26,597
Stockholders' equity                             613,219                                599,233
                                           --------------                         --------------
   Total liabilities and stockholders'
     equity                                $   6,452,924                          $   6,403,264
                                           ==============                         ==============
Net interest-earning assets                $     754,750                          $     745,169
                                           ==============                         ==============
Net interest income (tax-equivalent)                           51,158                                 50,503
Less: tax-equivalent adjustment                                  (187)                                  (191)
                                                           -----------                            -----------
Net interest income                                        $   50,971                             $   50,312
                                                           ===========                            ===========
Net yield on interest-earning assets                                      3.53 %                                 3.51 %



PROVIDENT BANKSHARES CORPORATION
CONSOLIDATED AVERAGE BALANCES AND
ANALYSIS OF CHANGES IN TAX EQUIVALENT
NET INTEREST INCOME
                                                                                                   -----------------------------
                                                                                                        Quarter to Quarter
                                           -----------------------------------------------------      Income/Expense Variance
                                                   Quarter to Quarter Increase/(Decrease)                Due to Change In
                                           -----------------------------------------------------   -----------------------------
(dollars in thousands)                        Average        %          Income/        %              Average        Average
(tax-equivalent basis)                        Balance      Change       Expense     Change             Rate          Volume
                                           -------------- ---------   ------------ -------------   -------------- --------------
ASSETS:
Interest-earning assets:
Originated residential                     $      (9,270)     (8.0)%  $      (313)     (16.7)%     $      (169)    $     (144)
Home equity                                       47,179       7.5          1,002       13.4               422            580
Acquired residential                             (53,971)     (8.5)          (802)      (8.2)               25           (827)
Marine                                            (4,040)     (0.9)           (57)      (1.0)               (5)           (52)
Other consumer                                    (6,916)    (13.6)          (106)     (11.0)               28           (134)
Commercial mortgage                               (2,603)     (0.5)           (40)      (0.6)               (3)           (37)
Residential construction                          16,576       7.5            483       16.3               252            231
Commercial construction                            5,473       2.0            361       11.3               296             65
Commercial business                              (19,457)     (2.8)           269        2.8               544           (275)
                                           --------------             ------------
    Total loans                                  (27,029)     (0.8)           797        1.6
                                           --------------             ------------
Loans held for sale                                1,854      31.8             29       32.2                 -             29
Short-term investments                            (3,224)    (29.2)           (57)     (72.2)              (38)           (19)
Taxable investment securities                     70,831       3.3            901        3.8               122            779
Tax-advantaged investment securities              (1,722)    (10.5)            (9)      (3.1)               23            (32)
                                           --------------             ------------
    Total investment securities                   69,109       3.2            892        3.7
                                           --------------             ------------
    Total interest-earning assets                 40,710       0.7          1,661        2.3             1,143            518
                                           --------------             ------------
Less: allowance for loan losses                      652      (1.4)
Cash and due from banks                          (10,574)     (7.4)
Other assets                                      18,872       3.2
                                           --------------
   Total assets                            $      49,660       0.8
                                           ==============
LIABILITIES AND STOCKHOLDERS' EQUITY:
Interest-bearing liabilities:
Demand/money market deposits               $    (112,928)     (9.6)          (260)     (13.6)              (81)          (179)
Savings deposits                                 (15,639)     (2.0)           (19)      (3.4)               (8)           (11)
Direct time deposits                             (76,418)     (8.7)            (5)      (0.1)              391           (396)
Brokered time deposits                             9,063       2.7           (111)      (4.0)             (183)            72
Short-term borrowings                            167,096      23.6          1,520       66.5               906            614
Long-term debt                                    59,955       5.4           (119)      (1.2)             (651)           532
                                           --------------             ------------
  Total interest-bearing liabilities              31,129       0.6          1,006        4.6               868            138
                                           --------------             ------------
Noninterest-bearing demand deposits                7,032       0.9
Other liabilities                                 (2,487)     (9.4)
Stockholders' equity                              13,986       2.3
                                           --------------
   Total liabilities and stockholders'
     equity                                $      49,660       0.8
                                           ==============
Net interest-earning assets                $       9,581       1.3
                                           ==============
Net interest income (tax-equivalent)                                          655        1.3       $       275     $      380
Less: tax-equivalent adjustment                                                 4       (2.1)
                                                                      ------------
Net interest income                                                   $       659        1.3
                                                                      ============
Net yield on interest-earning assets
